                         FIRST AMENDMENT
                         ---------------


     This FIRST AMENDMENT dated as of February 22, 1999 (this "Amendment") amends the Second Amended and Restated Credit Agreement
 ---------
dated as of October 3, 1997 (the "Credit Agreement") among The
                                  ----------------
Earthgrains Company (the "Company"), various financial institutions
                          -------
(the "Lenders") and Bank Of America National Trust and and Savings
      -------
Association, as Administrative Agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement are,
 --------------------
unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 Amendments. Effective on (and subject to the
               ----------
occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

     1.1  Addition of Definition.  Section 1.1 is amended by adding
          ----------------------
the following definition in proper sequence:

          Restructuring Charges means the first $18,600,000 of
          ---------------------
     restructuring charges taken by the Company after January 5, 1999 in connection with the restructuring of its manufacturing and distribution operations in Spain.

     1.2  Amendments to Definitions. The definitions of "EBITA" and
          -------------------------
"Loan Documents" in Section 1.1 are amended in their entirety to read as follows:

          EBITA means, for any Computation Period, the Company's
          -----
     consolidated earnings from continuing operations for such period plus, to the extent deducted in determining such earnings, Interest Expense, income taxes, any amortization of the goodwill on the Company's balance sheet as of January 2, 1996, any non-cash special charge and, without duplication, all Restructuring
     Charges.

          Loan Documents means this Agreement, any Notes, the
          --------------
     L/C-Related Documents and all other documents delivered to the Administrative Agent or any Lender in connection herewith.

     1.3  Deletion of Definitions.  Section 1.1 is amended by
          -----------------------
deleting the definitions of "Guarantor" and "Guaranty".

     1.4  Amendments to Representations and Warranties. Sections
          ---------------------------------------------
6.2, 6.3 and 6.4 are amended in their entirety to read as follows:

          6.2  Corporate Authorization; No Contravention. The execution,
               --------------------------------------
     delivery and performance by the Company of each Loan Document have been duly authorized by all necessary corporate action, and do not and will not:

               (a) contravene the terms of the Company's Organization
          Documents;

               (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company or any of its Subsidiaries is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any of its Subsidiaries or any of its or their property is subject; or

               (c) violate any Requirement of Law.

          6.3  Governmental Authorization. No approval, consent,
               --------------------------
     exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement or any other Loan Document.

          6.4  Binding Effect. This Agreement and the other Loan
               --------------
     Documents constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     1.5  Deletion of Further Assurances. Section 7.13 is deleted in
          ------------------------------
its entirety.

     1.6  Amendment to Investment Covenant. Each of subsection (c)
          --------------------------------
and subsection (e) of Section 8.5 is amended by deleting the percentage 12.5% thereon and substituting "20%" therefor.

     1.7  Amendments of Certain Negative Covenants. Sections 8.6 and
          ----------------------------------------
8.10 are amended in their entirety to read as follows, respectively:

          8.6  Limitation on Superior Indebtedness. The Company shall
               -----------------------------------
     not permit the aggregate amount, without duplication,
     of (a) all Indebtedness of the Company and its Subsidiaries which is secured by Liens described in subsection (a), (i), (j) or
                                      ------------------------
     (l) of Section 8.2 plus (b) all Indebtedness of Subsidiaries
     ---    -----------
     (excluding Indebtedness owed to the Company or a Wholly-Owned Subsidiary) at any time to exceed 20% of Consolidated Total Assets.

          8.10 [Intentionally Deleted].

     1.8  Amendments to Events of Default. (i) Subsection 9.1 (d)
          -------------------------------
is amended by deleting the phrase "or any Guarantor" therein and (ii) subsection 9.1(k) is deleted in its entirety.

     SECTION 2 Representations and Warranties. The Company
               ------------------------------
represents and warrants to the Lenders that (a) each warranty set forth in Article VI of the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), is true and correct as of the date of
     ------------------------
the execution and delivery of this Amendment by the Company, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to any earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery by the Company of this Amendment, and the performance by the Company of its obligations under the Amended Credit Agreement, (i) are within the powers of the Company, (ii) have been duly authorized by all necessary action on the part of the Company, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any Requirement of Law or any provision of the Organization Documents of the Company or of any document evidencing any Contractual Obligation to which the Company or any Subsidiary is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Subsidiary or any of its or their property is subject and (c) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     SECTION 3 Effectiveness. The amendments set forth in Section 1
               -------------                              ---------
above shall become effective on the date (the "Amendment Effective
                                               -------------------
Date") when the Administrative Agent shall have received each of the
----
following documents, each in form and substance satisfactory to the Administrative Agent:

     (a) counterparts of this Amendment executed by the Company and the Required Lenders;

     (b) copies, certified by the Secretary or Assistant Secretary of the Company, of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Amendment;

     (c)  a certificate, certified by the Secretary or Assistant
          Secretary of the Company, certifying the names and true signatures of the officers of the Company authorized to sign this Amendment;

     (d)  an opinion of Bryan Cave LLP, counsel to the Company; and

     (e) such other documents as the Administrative Agent or any Lender may reasonably request in connection with the Company's authorization, execution and delivery of this Amendment.

     SECTION 4 Miscellaneous.
               -------------

     4.1  Continuing Effectiveness, etc.  As herein amended, the
          -----------------------------
Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the Notes to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

     4.2  Counterparts. This amendment may be executed in any number
          ------------
of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     4.3  Governing Law. This Amendment shall be a contract made
          -------------
under and governed by the laws of the State of Illinois applicable to contracts made and to be fully performed within such state.

     4.4  Successors and Assigns. This Amendment shall be binding
          ----------------------
upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

     4.5  Release of Guarantors. The Required Banks hereby agree
          ---------------------
that, on the Amendment Effective Date (and without any further action by any Person), (i) all Guarantors shall be released from their obligations under the Guaranty and (ii) the Guaranty shall terminate and be of no further force or effect. The Required

Banks hereby authorize the Administrative Agent to execute and deliver such documents as the Company may reasonably request to evidence such release and termination.

Delivered at Chicago, Illinois, as of the day and year first above written.


                              THE EARTHGRAINS COMPANY


                              By: /s/
                                 -----------------------------------
                                 Vice President and
                                 Treasurer

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                              as Administrative Agent



                              By: /s/
                                 -----------------------------------
                              Title: Managing Director
                                    --------------------------------



                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Swing Line
                              Lender, as an Issuing Lender and as
                              a Lender



                              By: /s/
                                 -----------------------------------
                              Title: Managing Director
                                    --------------------------------

                              THE CHASE MANHATTAN BANK,
                                as Co-Agent and as a Lender


                              By: /s/
                                 -----------------------------------
                              Title: Vice President
                                    --------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO,
                                as Co-Agent and as a Lender



                              By: /s/
                                 -----------------------------------
                              Title: Vice President
                                    --------------------------------

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, as Co-Agent
                                and as a Lender



                              By: /s/
                                 -----------------------------------
                              Title: Vice President
                                    --------------------------------

                              NATIONSBANK, N.A.,
                                as Co-Agent and as a Lender


                              By: /s/
                                 -----------------------------------
                              Title: Managing Director
                                    --------------------------------

                              BANCO BILBAO VIZCAYA




                              By: /s/
                                 -----------------------------------
                              Title: Vice President
                                    --------------------------------



                              By: /s/
                                 -----------------------------------
                              Title: Vice President
                                    --------------------------------

                              WACHOVIA BANK, N.A.


                              By: /s/
                                 -----------------------------------
                              Title: Senior Vice President
                                    --------------------------------

                              WELLS FARGO BANK, N.A.



                              By: /s/
                                 -----------------------------------
                              Title: Vice President
                                    --------------------------------

                              THE BANK OF NEW YORK



                              By: /s/
                                 -----------------------------------
                              Title: Vice President
                                    --------------------------------

                              UBS AG, STAMFORD BRANCH
                                (successor in interest to
                                Swiss Bank Corporation)



                              By: /s/
                                 -----------------------------------
                              Title: Director
                                    --------------------------------



                              By: /s/
                                 -----------------------------------
                              Title: Executive Director
                                    --------------------------------